Exhibit 10.8

LEASE AGREEMENT

THIS LEASE AGREEMENT ("Lease") is made and entered into this 29th day of May, 2013 between Bourbon Brothers, LLC, a Colorado limited liability company whose address is 2 N. Cascade Ave., Ste. 1400, Colorado Springs, Co 80903, herein designated as the "Landlord," and Bourbon Brothers Smokehouse and Tavern Colorado Springs, LLC, a Colorado limited liability partnership whose address is 2 N. Cascade Ave., Ste. 1400, Colorado Springs, CO 80903, herein designated as the "Tenant."

WITNESSETH:

In consideration of the rent to be paid and the covenants to be performed by Tenant hereunder, Landlord does hereby lease and demise to Tenant, and Tenant does hereby lease and take from Landlord, the Premises described below, upon the following terms and conditions:

1.	PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the following described Real Property:

See Exhibit "A", attached hereto and incorporated herein by reference,

and land, a building and parking lot generally described in Exhibit A, attached hereto and incorporated herein by reference, to be constructed by Landlord pursuant to the terms of this Lease in accordance with the design plans attached hereto (the "Improvements"), to be constructed on the lot located at 13021 Bass Pro Drive, Colorado Springs, 80921, equaling approximately 1.5 acres, all liens, encumbrances, easements, restrictions, agreements, covenants, rights of way, and any other matters or documents of record, including any document placed of record by Landlord, zoning laws and regulations affecting or governing the Premises and general and special taxes. The Real Property and the Improvements collectively are referred to herein as the "Premises."

2.
TERM OF LEASE. The term of this Lease shall commence on the date on which Tenant takes possession of the Premises, referred to herein as the "Rent Commencement Date," and shall expire at midnight on the date ten years from the Rent Commencement Date, unless terminated sooner as provided in this Lease. Tenant, at its option, may extend this Lease for one additional ten-year term by providing written notice of its intent to do so at least 120 days before the Lease expires.

3.
RENTAL.  Tenant hereby covenants and agrees to pay to Landlord annual Base Rent of $385,000.00 for the first sixty 60 months of the Lease term, payable in monthly installments of $32,083.33.   This Base Rent assumes the building cost does not exceed $2,000,000. Any building costs in excess of $2,000,000 will result in the Base Rent being adjusted by 11% of the difference between $2,000,000 and the actual cost, per year.  The first month and the last month installment of rent shall be due upon the Rent Commencement Date. Subsequent monthly installments shall be due on the 1st day of each month thereafter during the term hereof.   Monthly Base Rent for any partial month shall be prorated at the rate of 1/30th of the monthly rent per day.  All Base Rent paid by Tenant under this Lease to Landlord shall be by normally accepted business methods payable in advance and without notice and shall be paid to Landlord at Landlord’s address set forth above, or at such other place as Landlord may from time to time direct in writing.

4.
RENT ADJUSTMENTS. Every 60 months from the Rent Commencement Date, the annual rental rate shall be increased by the greater of: (a) ten percent; or (b) the percent change in the average annual Consumer Price Index, for all urban consumers in the Denver Boulder-Greeley, Colorado metropolitan area for all items, from the calendar year in which the prior 60-month Lease period commenced to the most recent calendar year prior to the rent adjustment.

5.	ADDITIONAL RENT.

(a)
During the term of the Lease, Tenant shall pay all general and special  real  and personal property taxes and assessments relating to the Premises or Tenant's personal property located on or used in connection with the Premises, all premiums for insurance maintained on the Premises by Landlord, and all  dues  and  assessments levied or charged against the Premises or its owner by Northgate Business Properties or pursuant to any covenants, which shall be Additional Rent payable to Landlord. Tenant shall pay, with each monthly rental payment, an Additional Rent Deposit, representing 1/12 of Landlord's estimate of taxes, assessments and premiums for the Lease year. As soon as feasible (but in no event later than 90 days) after the commencement of each Lease year, Landlord will furnish Tenant a statement ("Landlords Statement") showing the following:

(i)	The amount of Additional Rent due Landlord for the previous Lease year, less credit for Additional Rent Deposits paid, if any;

(ii)	Estimated real property taxes and assessments for the new Lease year;

(iii)	Estimated insurance premiums for the new Lease year;

(iv)	Estimated assessments by Northgate Business Properties or pursuant to other covenants for the new Lease year;

(v)	Estimates for any other costs Landlord is entitled to as Additional Rent; and

(vi)	The Additional Rent Deposit due monthly in the then current Lease year, including the amount or revised amount due for months prior to the rendition of the statement.

(b)
Tenant shall pay to Landlord within thirty (30) days after receipt of such statement any amounts for Additional Rent then due in accordance with Landlord's Statement. Any amounts due from Landlord to Tenant pursuant to this Section shall be credited to the Additional Rent Deposit next coming due, or refunded to Tenant if the Term has already expired (which obligation shall survive such expiration) provided Tenant is not  in default hereunder.  No interest or penalties shall accrue on any amounts which Landlord is obligated to credit to Tenant by reason of this Section. Landlord's failure to deliver Landlord's Statement or in computing the amount of the Additional Rent shall not constitute a waiver by Landlord of its right to deliver such items nor constitute a release of Tenant's obligations to pay such amounts. The Additional Rent Deposit shall be credited against Additional Rent due for the applicable Lease year. During the last complete calendar year or during any partial calendar year in which the Lease terminates, Landlord may include in the Additional Rent Deposit its estimate of Additional Rent that may not be finally determined until after the termination of this Lease. Tenants's obligation to pay Additional Rent (and Landlord's obligation to reimburse Tenant for any excess estimated payments made by Tenant) survives the expiration or termination of the Lease. Tenant will remit all taxes and insurance due as detailed in section 5(a) directly to Landlord and Landlord will pay directly to the taxing authorities and insurance provider.

(c)
Landlord shall maintain books and records showing real estate taxes and assessments, insurance premiums and dues and assessments paid pursuant to any covenants. The Tenant or its representative shall have the right, for a period of one hundred fifty (150) days following the date upon which Landlord's Statement is delivered  to Tenant, to examine the Landlord's books and records with respect to the items in Landlord's Statement during normal business hours, upon written notice, delivered at least three (3) business days in advance. If Tenant does not object in writing to Landlord's Statement within one year of Tenant's receipt thereof, specifying the nature of the item in dispute and the reasons therefor, then Landlord's Statement shall be considered final and accepted by Tenant. Landlord shall promptly repay Tenant for any overpayments which Tenant or its auditors identify, together with interest thereon at the Interest Rate from the date paid by Tenant until refunded in full.

6.	LATE PAYMENTS.

(a)
If Tenant shall neglect or fail to pay, when the same is due and payable, any Base Rent or Additional Rent, or any other amount required to be paid under this Lease, Tenant shall pay to Landlord, in addition to such unpaid amounts, interest upon such unpaid amounts from the due date thereof to the date of payment at the rate of 12% per annum.

(b)
If any installment of Base Rent or Additional Rent is not received by Landlord  from Tenant by the 10'" day of the month for which such installment is due, Tenant shall immediately pay to Landlord, in addition to any interest on delinquent  amounts, a late charge equal to 1% of such installment. Landlord and Tenant agree that this late charge represents a reasonable estimate of costs and expenses related to the late payment and is fair compensation  to Landlord for its loss suffered by such nonpayment by Tenant. The interest and late charge provisions contained herein are in addition to and do not diminish or represent a substitute for any or all of Landlord's rights contained in this Lease.

7.
DELIVERY AND CONDITION OF PREMISES.  Landlord shall construct the Improvements on the Real Property and shall deliver the Premises toTenant when the Improvements have been completed to the specifications contained in Exhibit A, attached hereto. Landlord represents, warrants, and covenants that upon delive1y to Tenant, except for any condition owing to the act or negligence of Tenant, the Premises will conform to all applicable laws, orders, ordnances and regulations, and all parts thereof will be in good repair and in good working condition Upon delive1y to Tenant, Tenant shall have and is entitled to exclusive possession of the Premises as set forth in this Lease.

8.
IMPROVEMENTS BY TENANT. Tenant shall complete the final finish of the Improvements, as described in Exhibit B. No other alterations, additions or improvements may be made and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment apparatus and fixtures, shall be installed in or attached to the Premises, without the written consent of Landlord. Unless otherwise provided herein, all such alterations, additions or improvements and systems, when made, installed in or attached to the Premises, including improvements as described in Exhibit B, shall belong to and become the property of the Landlord upon expiration or earlier termination of  the Lease and shall be surrendered with the Premises without hindrance, molestation or injury.

9.
UTITILIES AND SERVICES. Utilities and services, including, without limitation, electric, water, sewer, telephone, gas, television, satelite services, Internet, garbage collection, lawn and landscaping care, shall be Tenant's sole responsibility and all accounts and invoicing for utilities and services shall be in Tenant's sole name. Tenant shall during the Term of this Lease (a) contract with a service company for the servicing and maintenance of all fire extinguishing systems and all mechanical exhaust devices, including, but not  limited  to, hoods, fans and air flues on a monthly, or more frequent if needed, basis; and (b) provide grease interceptors in compliance with all laws and regulations and service and maintain such grease interceptors on a scheduled basis

10.
REPAIRS AND CARE. Tenant shall (i) maintain the Premises in as good condition as at the Rent Commencement Date, ordinary wear and tear and other matters set forth in this Lease excepted, and shall keep the Premises free of trash and debris; (ii) shall be responsible for all nonstructural repairs and all maintenance of the Premises, including, but not limited to, plumbing, sewer, window replacement or repair, or electrical repair; (iii) be responsible for maintenance  and repair of stairways, elevators, halls, sidewalks and parking areas, if any; (iv) conform to all laws, orders and regulations of the federal, state or local governments, including special districts, or of any of their departments, applicable to the Premises; (v) repair at or before the end of the term, all injury to the Premises; and (vi) at the end of the term, surrender the Premises in as good condition as at the beginning of the term, except for those matters set forth in this Section.

11.
SIGNS. The Tenant shall not place, nor allow to be placed, any signs of any kind whatsoever, upon, in or about the Premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by Landlord in writing. Landlord or the Landlord's agents, employees or representatives may remove any such signs in order to paint or make any repairs, alterations or improvements in or upon the Premises or any part thereof, but such signs shall be replaced at the Landlord's expense upon completion of such painting, repairs, alterations or improvements. Any signs shall at all times conform to all laws and covenants applicable thereto.

12.	COMPLIANCE WITH LAWS, ETC. Tenant shall obtain any and all government approvals required for Tenant's intended use and occupancy of the Premises, including, but not limited to any Certificate of Occupancy and/or Certificate of Use, Site Plan Approval or Site Plan Waiver, and to  promptly comply with all laws, ordinances, rules, regulations, requirements, orders, and directives of the federal, state, or local governments, including special districts, and of all their departments, agencies, bureaus and subdivisions, applicable to and affecting the use and occupancy of the Premises. Tenant shall correct and abate all nuisances, violations or other grievances in, upon or connected with the Premises and shall promptly comply with all orders, regulations, requirements and directives issued by the Board of Fire Underwriters or similar authority and of any insurance companies that have issued or are about to issue policies of insurance covering the Premises and its contents at the Tenant's own cost and expense. If any federal, state or local governmental authority, including special districts, having jurisdiction over the subject property, requires any improvements be made to the Premises as a result of Tenant's use of the subject property, Tenant shall be solely responsible for same.

13.
LIABILITY INSURANCE. At the Tenant's sole expense, the Tenant shall obtain and maintain, during the Term, public liability insurance naming the Landlord, its agents and the Tenant as insureds against any and all claims for injury to or death of persons or loss or damage to property occurring upon, in or about the Premises. Such insurance shall afford minimum protection of $1,000,000.00 with respect to bodily injury to or death of any one person, $1,000,000.00 with respect to bodily injury or death in any one occurrence or accident, and $1,000,000.00 for property damage. The Tenant waives all rights of recove1y against the Landlord or Landlords' agents, employees or other representatives for any loss, damages or injury of any nature whatsoever to property or persons for which the Tenant is insured. The Tenant shall obtain from Tenant's insurance carriers and will deliver to the Landlord, waivers of the subrogation rights under the respective policies.

14.
INDEMNIFICATION. The Tenant also agrees to and shall save, hold and keep harmless and indemnify the Landlord, its  officers, directors, members, shareholders, partners, lenders, agents and employees from and for any and all demands, losses, damages, claims, suits, actions, judgments, fines, penalties, payments, expenses, costs, attorney fees and investigation costs wholly or partially resulting from any acts or omissions by the Tenant or the Tenant's agents, employees, guests, licensees, invitees, contractors, subtenants, assignees or successors, or for any cause or reason whatsoever arising out of or by reason of the occupancy by the Tenant or the conduct of the Tenant's business. If any action or proceeding is brought against Landlord, its officers, directors, members, shareholders, partners, lenders, employees or agents, by reason of any such claim, Tenant, upon notice from Landlord, shall defend the claim at  Tenant's expense with counsel reasonably satisfacto1y to Landlord.

15.	ASSIGNMENT. The Tenant shall not, without the written consent of the Landlord, assign, mortgage or hypothecate this lease, nor sublet or sublease the Premises or any part thereof.

16.
USE AND POSSESSION OF PREMISES.  Tenant, its successors or assigns may use the Premises for operation of a restaurant. Any other use shall be permitted only with the written consent of the Landlord, subject to any covenants restricting use of the Premises. The Tenant shall not occupy or use the Premises or any part thereof, nor permit or suffer the same to be occupied or used for any purposes other than as herein limited, nor for any purpose deemed unlawful, disreputable, or extra hazardous, on account of fire or other casualty. Tenant shall not use, store, manufacture or in any manner bring upon the

Premises any hazardous wastes, hazardous chemicals, hazardous substances or petroleum products, except to the extent reasonable and common for the operation of a restaurant.

17.
SUBORDINATION. This Lease and Tenant's rights under this Lease are subject and subordinate to any first mortgage, first deed of trust, or other first lien encumbrance or indenture, together with any renewals, extensions, modifications, consolidations, and replacements thereof that now or at any subsequent time affects the Premises or any interest of Landlord in the Premises or Landlord's interest in this Lease and the estate created by this Lease. Tenant agrees to execute, acknowledge and deliver to Landlord, at any time and from time to time, upon demand by Landlord, documents requested by Landlord, any mortgage or any holder of a deed of trust or other instrument described in this section, to confirm or effect the subordination provided herein. Any refusal by Tenant to execute and deliver such documents shall be a material breach of this Lease.

18.
ESTOPPEL CERTIFICATE. Landlord and Tenant agree at any time and from time to time, upon not less than 20 days' prior written request by either of them to the other, to execute, acknowledge and deliver to the requesting party a statement in writing ce1iifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications), and the date to which the rental and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this section may be relied upon by any prospective purchaser of the fee, or mortgagee or assignee of any mortgage upon the fee or leasehold interest in the Premises, or by any assignee of the Tenant.

19.
CONDEMNATION. If the Premises, or the land or property of which the Premises are a part, or any po1iion thereof, is taken under eminent domain or condemnation proceedings, or is sold or conveyed in lieu of any formal eminent domain or condemnation proceedings or actions, then this Lease shall terminate, and the term thereof shall end as of the date possession is taken. Tenant shall have no claim or right to claim or be entitled to any portion of any amount that may be awarded as damages or paid as the result of such taking or sale; and all rights of the Tenant to damages, if any, are hereby assigned to the Landlord.

20.
FIRE AND OTHER CASUALTY. Tenant shall immediately notify Landlord of any fire or other casualty at the Premises. If the Premises is damaged by fire or other casualty, but not so as to render the Premises untenantable, the Landlord shall repair the same as speedily as practicable, but the Tenant's obligation to pay the rent hereunder shall not cease. If, in the opinion of the Landlord, the Premises be so extensively and substantially damaged as to render it untenantable, then the rent shall cease until such time as the Premises shall be made tenantable by the Landlord. However, if, in the opinion of the Landlord, the Premises be totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, then Landlord shall either: (a) notify Tenant that the Lease is terminated; or (b) notify Tenant that Landlord intends to rebuild the Premises, in which case, rent shall be abated from the date of the fire or other casualty until issuance of a certificate of occupancy for the Premises, during which time Tenant may terminate this Lease by written notice to Landlord. In no event however, shall the provisions of this clause become effective or be applicable, if the fire or other casualty results from the carelessness, negligence or improper conduct of the Tenant or the Tenant's agents, employees, guests, contractors, licensees, invitees, subtenants, assignees or successors. In such case, the Tenant's liability for the payment of the rent and the performance  of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for the damage and loss suffered by the Landlord. Tenant shall repair all damages caused to the Premises by vandalism or burglary.

21.
REIMBURSEMENT OF LANDLORD. If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of this Lease, the Landlord may if the Landlord so ·elects, carryout and perform such conditions and covenants, at the cost and expense of the Tenant. All costs and expenses incurred by Landlord pursuant to this section shall be Additional Rent and shall be due and payable within 15 days after written demand from Landlord to Tenant. This remedy shall be in addition to any other remedies the Landlord may have upon Tenant's breach of any of the covenants and conditions in this Lease.

22.
INSPECTION AND REPAIR. Landlord, its agents, employees or other representatives, may enter into and upon the Premises, or any pmt thereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

23.
RIGHT TO EXHIBIT. Landlord, its agents,  employees  or  other  representatives,  may enter into and upon the Premises, or any part thereof, at all reasonable hours, to show the premises to persons wishing to rent or purchase the same. Beginning 90 days prior to the expiration of this Lease, the Landlord , its agents, employees or other representatives, shall have the right to place notices on the front of the Premises or any part thereof, offering the Premises for rent or for sale; and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

24.
INCREASE OF INSURANCE RATES.  If for any reason it shall be impossible to obtain fire and other hazard insurance on the buildings and improvements of which it is a part, in an amount and form and with insurance companies acceptable to the Landlord, the Landlord may, if the Landlord so elects at any time thereafter, terminate this Lease, upon giving the Tenant fifteen days notice in writing of such termination.

25.	LANDLORD'S REMEDIES ON DEFAULT.

(a)
The failure of Tenant to perform each covenant made under this Lease, including any abandonment of the Premises by Tenant, shall constitute a default hereunder. However, Landlord shall not commence any action to terminate Tenant's right of possession as a consequence of a default until the period of grace with respect thereto, if any, has  elapsed.

(i)	Tenant shall have a period of three (3) days from the date of written notice from Landlord within which to cure any default in the payment of any monetary obligations of Tenant under this Lease.

(ii)
Tenant shall have a period of fifteen (15) days from the date of written notice from Landlord within which to cure any other default under this Lease which is capable  of being  cured; provided,  however, that with respect  to  any  curable  default  which  cannot  reasonably  be  cured within fifteen (15) days, the default shall not be deemed to be uncured if Tenant commences to cure within fifteen (15) days from Landlord's notice and thereafter prosecutes diligently and continuously  to  completion  all acts required to cure the default.

(b)	If Tenant fails to cure a default, Landlord shall have the following rights and remedies in addition to any other rights and remedies available to Landlord at law or in equity:

(i)
The right to continue this Lease in effect and to enforce all of Landlord's rights and remedies under this Lease, including the right  to  recover rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession. Acts of maintenance or preservation, eff01is to relet the Premises, or the ex parte appointment of a receiver upon Landlord's initiative to protect its interest under this  Lease shall not constitute a termination of Tenant's right to possession;

(ii)
The right to terminate this Lease by giving notice to Tenant in accordance with applicable law. Tenant shall be entitled to retain possession of the Premises for a period of one hundred twenty (120) days following service of such notice;

(iii)
If Tenant has vacated the Premises, the right and power to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant. Landlord may from time to time sublet the Premises or any part thereof for such term or terms (which may extend beyond the Term of this Lease) and at such rent and such other terms as Landlord in its discretion may deem advisable, with the right to make alterations  and repairs to the Premises. Rents received from such subletting shall be applied first, to payment of any indebtedness other than rent due hereunder, from Tenant to Landlord; second, to payment of any costs of such subletting and of such alterations and repairs; third, to payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future  rent  as  the  same  becomes due hereunder. Such deficiency shall be calculated and paid monthly. No taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. Notwithstanding any such subletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach; and

26.
 REMOVAL OF TENANT'S PROPERTY. Any equipment, fixtures, goods or other prope1iy of the Tenant not removed by the Tenant upon the termination of this Lease, or upon any quitting, vacating or abandonment of the Premises by the Tenant, or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant, and shall not be accountable to the Tenant for any part of the proceeds for such, sale, if any.

27.
NON-LIABILITY OF LANDLORD. The Landlord shall not be liable for, and Tenant hereby releases and waives any claim against Landlord arising out of, any damage or injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, air conditioning or heating systems, elevators, or hoisting equipment or by reason of the elements; or attributable to any interference with, interruption of or failure beyond the control of the Landlord, of any services to be furnished or supplied by the Landlord.

28.
NON-WAIVER OF LANDLORD. The various rights, remedies, options and elections of the Landlord, expressed herein, are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this Lease or to exercise any election or option or to resort or have recourse to any remedy herein confirmed or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances, shall not be construed and deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

29.
NON-PERFORMANCE BY LANDLORD.  This lease and the obligation of the Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, by reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

30.
SEVERABILITY. The terms, conditions, covenants and provisions of this Lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

31.
NOTICES. All notices required under the terms of this Lease shall be given and shall be completed by hand-delivery or mailing such notices by certified or registered mail, return receipt requested, to the address of the parties as shown at the head of this Lease or to such other address as may be designated in writing, which notice of change of address shall be given in the same manner.

32.
TITLE AND QUIET ENJOYMENT. The Landlord covenants and represents that the Landlord is the owner of the Premises and has the right and authority to enter into, execute and delivery this Lease and does further covenant that the Tenant, on paying the rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the Premises for the term of the Lease.

33.
TERMINATION  BASED  ON PURCHASE  AGREEMENT.   The Landlord possesses limited rights to compel the prior owner of the Real Estate to purchase the Real Estate back from Landlord. Landlord shall provide Tenant written notice of Landlord's exercise of the right to compel repurchase within 10 days after exercise of such right and this Lease shall terminate upon delivery of such notice.

34.
ENTIRE CONTRACT. This Lease contains the entire contract between  the  parties relating to the subject matter of this Lease. No additions, changes or modifications, renewals or extensions hereof shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

35.
MECHANICS LIENS. No one shall have any lien or claim against the Landlord or Landlord's interest in the Premises for work done or materials supplied at the insistence of Tenant. If any mechanics' or other liens are created or filed against the Premises, or the land upon which it is located, by reason of labor performed or materials furnished for the Tenant in the erection, construction, completion, alteration, repair or addition to any building or improvement, the Tenant shall upon demand, at the Tenant's own cost and expense, cause such lien or liens to be satisfied and discharged of record together with any Notices of intent that may have been filed.

36.
SECURITY. The Tenant has this day deposited with the Landlord the sum of $32,083.33, representing one (1) month of rent as security payment of the rent hereunder and the full and faithful performance by the Tenant of the covenants and conditions herein. Said sum shall be returned to the Tenant, without interest, after the expiration of the term hereof, provided that the Tenant has fully and faithfully performed all such covenants and conditions and is not in arrears in rent. During the term hereof, the Landlord may, if the Landlord so elects, have recourse to such security, to make good any default by the Tenant, in which event the Tenant shall, on demand, promptly restore said security to its original amount. Liability to repay said security to the Tenant shall run with the reversion and title to the Premises, whether any change in ownership thereof be by voluntary alienation or as the result if judicial sale, foreclosure or other proceedings, or the exercise of a right of taking or entry by any mortgagee. The Landlord shall assign or transfer said security, for the benefit of the Tenant, to any subsequent owner or holder of the reversion or title to the Premises, in which case the assignee shall become liable for the repayment  thereof  as herein provided, and the assignor shall be deemed to be released by the Tenant from all liability to return such security. This provision shall be applicable to eve1y alienation or change in titled and shall in no wise be deemed to permit the Landlord to retain the security after termination of the Landlord's ownership of the reversion or title. The Tenant shall not mortgage, encumber or assign the security without the written consent of the Landlord.

37.
HOLDOVER. Any rule of law to the contrary notwithstanding, in the event the Tenant remains in possession of the Premises or any part thereof subsequent to the expiration of the term hereof and such holding over shall be with the  consent of the Landlord, it shall be conclusively deemed that such possession and occupancy shall be for a tenancy from month-to-month, subject to all of the other terms and conditions of this Lease, including, without limitation, Rent Adjustments.

38.
BROKERS. Neither Landlord nor Tenant has not dealt with any broker or finder with regard to the Premises  or this Lease.  Tenant  will  indemnify  Landlord  against  any  loss, liability and expense (including attorneys' fees and court costs) arising out of claim fees or commissions from anyone with whom Tenant has dealt in regard to the Premises or this Lease. Landlord will indemnify Tenant against any loss, liability and expense (including attomeys' fees and court costs) arising out of claims for fees or commissions from anyone with whom Landlord has dealt in regard to the Premises or this Lease.

39.	RECORDATION. Tenant shall not file this Lease in the real property records of any county clerk and recorder.

40.
INTERPRETATION. This Lease is the product of negotiations between the Parties, therefore, the rule of construction which provides that ambiguities in a contract shall be construed against the drafter shall not apply to this Lease and all Parties waive any such defense to the terms of this Lease. In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require.

41.
BINDING EFFECT; BENEFIT. All the terms covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective patties hereto, and their heirs, executors, administrators,  personal or legal representatives, successors and assigns.

42.
APPLICABLE LAW. This Lease is made and entered into, and shall be governed by and construed in accordance with, the laws of the State of Colorado. Any suits, proceedings, arbitrations, or other actions relating to, arising out of or in connection with this Lease shall be submitted to the jurisdiction of the comts located exclusively in the State of Colorado, City of Colorado Springs.

43.
ATTORNEYS' FEES AND COSTS. In the event an arbitration, suit or action is brought by any Party to this Agreement to enforce any terms of this Agreement, or in any appeal therefrom, it is agreed that the prevailing Party shall be awarded its costs and expenses incurred in the proceeding, including without limitation, reasonable attorney fees, expert witness fees, filing fees, arbitrator fees and interest, to be fixed by the arbitrator, trial court, and/or appellate comt.

    IN WITNESS WHEREOF, the patties have hereunto set their hands and seals, the day and year written herein below:

LANDLORD: Bourbon Brothers, LLC	TENANT: Bourbon Brothers Smokehouse and Tavern Colorado Springs, LLC
/s/ J.W. Roth	/s/ Robert B. Mudd
Title: Manager Cathedral Peaks Capital, LLC (the acting manager of Bourbon brothers, LLC)	Title: Manager Bourbon Brothers Smokehouse and Tavern LLC
Date: 5-29-13	Date: 5-29-13
/

Exhibit A

A portion of Lot 2, Mining Museum Subdivision No. 1 being a portion of Section 7, Township 12 South, Range 66 West, of the 6th Principal Meridian, City of Colorado Springs, County of El Paso, State of Colorado , and being more particularly described as follow:

Basis of Bearings: The easterly line of Lot 4, Bass Pro at Northgate Filing No. 1 as recorded in the El Paso County records under Reception Number 212713238 and being monumented at each end by a 1" orange plastic cap stamped "Edward-James PLS 17502" assumed to bear S 55°49'17" E a distance of 807.11 feet.

Commencing at the Northeasterly corner of said Lot 4, Bass Pro at Northgate Filing No. 1 as recorded in the El Paso County records under Reception Number 212713238; thence S 14° 58'01" W a distance of 284.55 feet to a point of the easterly right of way of Bass Pro Drive as platted is said Bass Pro at Northgate Filing No. 1, said point also being the Point of Beginning; thence S 68°10'25" E a distance of 364.81 feet to a point on the westerly right of way line of proposed Spectrum Loop; thence on the arc of a curve to the left whose center bears S 77°41'08" E having a delta of 08°58'30", a radius of 743.50 feet, and a length of 116.46 feet to a point on the northerly right of way line of a proposed street; thence northwesterly and on the proposed northerly right of way line of a proposed street the following three (3) courses;

1. N 88°51'26" W a distance of 112.24 feet to a point of curve;
2. on the arc of a curve to the right having a delta of 20°35'24", a radius of 721.50 feet, and a length of 259.49 feet to the point of tangent
3. N 68°12'41" W a distance of 33.61 feet to a point on the easterly right of way of Bass Pro Drive as platted in said Bass Pro at Northgate Filing No. 1;

Thence N 21°44'58" E and on the easterly right of way line of Bass Pro Drive as platted in said Bass Pro at Northgate Filing No. 1 a distance of 199.06 feet to the Point of Beginning, County of El Paso,
State of Colorado

BOURBON BROTHERS SMOKEHOUSE AND TAVERN

PROJECT DATA

LOCATION MAP

SITE

VICINITY MAP

SITE

ARCHITECTURAL INNOVATIONS, LLC

ABBREVIATIONS

ANNOTATION LEGEND

1002

1001

KEY PLAN

DEVELOPMENT PLAN

BOURBON BROTHERS

A0.01

ROOF TYPES
CEILING TYPES
FLOOR TYPES
WALL TYPES
C WALL TYPES
F WALL TYPES
WT4 WALL TYPES
WF6 WALL TYPES
WF9 WALL TYPES
WALL, ROOF AND FLOOR TAG LEGEND

Project No. 13032

DEVELOPMENT PLAN
BOURBON BROTHERS CONCEPTS
COLORADO SPRINGS, CO

A0.02
ASSEMBLY TYPES AND FIXTURE LEGEND

CODE OCCUPANT LOAD

Occupancy	#	Name	Department	OCCUPANCY CLASSIFICATION	AREA	OCCUPANT LOAD FACTOR	CALCULATED OCCUPANT LOAD	Priority
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

CODE PLAN EGRESS PATH LENGTH

FIRE AREAS

CODE DATA

CODE PLAN GENERAL NOTES

RATED WALL LEGEND

ACCESSIBILITY NOTES

1
OVERALL FIRST FLOOR CODE PLAN

1002
1001
KEY PLAN

DATE: 9-7-13

REVISIONS

NO. DATE DESCRIPTION

Project No.: 13030

DEVELOPMENT PLAN

BOURBON BROTHERS CONCEPTS

COLORADO SPRINGS, CO

Sheet

A0.10

CODE PLAN

KEYNOTE LEGEND

OVERALL FIRST FLOOR PLAN

KEY PLAN

DEVELOPMENT PLAN
BOURBON BROTHERS CONCEPTS
COLORADO SPRINGS, CO

A1.10
OVERALL FIRST FLOOR PLAN

FIRST FLOOR PLAN SOUTH

GENERAL NOTES

KEYNOTE LEGEND

1002
KEY PLAN

Project No. 10035

DEVELOPMENT PLAN
BOURBON BROTHERS CONCEPTS
COLORADO SPRINGS, CO

A1.11
FIRST FLOOR PLAN SOUTH

KEYNOTE LEGEND
FIRST FLOOR PLAN NORTH

DEVELOPMENT PLAN
BOURBON BROTHERS CONCEPTS
COLORADO SPRINGS, CO

Project No.: 13030

Sheet A1.12
FIRST FLOOR PLAN NORTH

OVERALL REFLECTED CEILING PLAN-FIRST FLOOR

CEILING PLAN GENERAL NOTES

KEYNOTE LEGEND

CEILING PLAN LEGEND

KEY PLAN

Architectural Innovations, LLC

Project No: 13030

DEVELOPMENT PLAN
BOURBON BROTHERS CONCEPTS

A1.30
REFLECTED CEILING PLAN - FIRST FLOOR

ROOF PLAN-1

ROOF PLAN GENERAL NOTES

KEYNOTE LEGEND

[illegible]
ASPHALT SHINGLE
[illegible]
[illegible]
ROOF HATCH
[illegible]
[illegible]
ROOF DRAIN LEADER
[illegible]
CONDENSER UNIT

KEYPLAN

Architectural Innovations, LLC

Project No. 13830

DEVELOPMENT PLAN
BOURBON BROTHERS CONCEPTS

A1.50
ROOF PLAN

ELEVATION GENERAL NOTES

KEYNOTE LEGEND

NORTH ELEVATION

EAST ELEVATION

DEVELOPMENT PLAN
BOURBON BROTHERS CONCEPTS

A2.10
EXTERIOR ELEVATIONS

ELEVATION GENERAL NOTES

1 SOUTH ELEVATION

KEYNOTE LEGEND

2 WEST ELEVATION

Project No.: 13030

DEVELOPMENT PLAN

BOURBON BROTHERS CONCEPTS

COLORADO SPRINGS CO

A2.11

EXTERIOR ELEVATIONS

102 WAITING/BAR PORCH - LOOKING WEST
103 FRONT PORCH - WEST
102 WAITING/BAR PORCH - LOOKING NORTH
BOURBON ROOM - EXTERIOR NORTH WALL
BOURBON ROOM - EXTERIOR SOUTH WALL
BOURBON ROOM - EXTERIOR EAST WALL
BOURBON ROOM - EXTERIOR WEST WALL

REVISIONS
NO. DATE DESCRIPTION

Project No. 15020

DEVELOPMENT PLAN
BOURBON BROTHERS CONCEPTS
COLORADO SPRINGS, CO

A2.12
EXTERIOR ELEVATIONS

DEVELOPMENT PLAN GENERAL NOTES

KEYNOTE LEGEND

EAST WEST KITCHEN/ BOURBON ROOM

15 BOURBON ROOM SECTION

12 EAST WEST

9 NORTH-SOUTH SECTION THROUGH FARMHOUSE

5 EAST WEST THROUGH FARMHOUSE

3 NORTH SOUTH THROUGH DINING

Project No. 13030

DEVELOPMENT PLAN
BOURBON BROTHERS CONCEPTS

COLORADO SPRINGS, CO

A3.10
BUILDING SECTIONS

WALL SECTION GENERAL NOTES

KEYNOTE LEGEND

13 WALL SECTION AT SOUTH PATIO

12 WALL SECTION AT NORTH DINING UPPER WALL AT ROOF

11 WALL SECTION AT NORTH TRASH ENCLOSURE GATE

10 WALL SECTION AT SOUTH DINING SIDING-STUD

9 WALL SECTION AT NORTH DINING CLERESTORY

8 WALL SECTION AT SOUTH DINING CLERESTORY

7 WALL SECTION AT

6 WALL SECTION AT WEST KITCHEN SIDING AT PARAPET CAP

5 WALL SECTION AT WEST BOURBON ROOM UPPER WALL

4A WALL SECTION AT EAST BARN DOOR

3 WALL SECTION AT SOUTH BOURBON ROOM BRICK VENEER-STUD WALL

2 WALL SECTION AT NORTH BOURBON ROOM BRICK VENEER-STUD WALL

1 WALL SECTION AT NORTH PATIO LOG AND BRICK COLUMN

DEVELOPMENT PLAN

BOURBON BROTHERS CONCEPTS

A3.13

WALL SECTIONS

TOILET ACCESSORIES SCHEDULE							
#	ITEM DESCRIPTION	MANUFACTURER	MODEL #	FINISH	INSTALLED BY	FURNISHED BY	COMMENTS
1	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
2	[illegible]	[illegible]	[illegible]	[illegible]	CONTRACTOR	CONTRACTOR	
3	[illegible]	[illegible]	[illegible]	[illegible]	CONTRACTOR	CONTRACTOR	
4	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
5	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
6	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
7	[illegible]						
8	[illegible]						
9	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	

KEYNOTE LEGEND

4 ENLARGED BOURBON BAR PLAN

3 ENLARGED FIREPLACE PLAN

2 ENLARGED RESTROOM PLAN

1 ENLARGED BAR PLAN

DEVELOPMENT PLAN
BOURBON BROTHERS CONCEPTS

A4.10
ENLARGED PLANS

A4.11

DEVELOPMENT PLAN
BOURBON BROTHERS CONCEPTS

COLORADO SPRINGS, CO

Architectural Innovations, LLC

NO.	DATE	REVISIONS DESCRIPTION

6 118 OFFICE - SOUTH WALL
1 118 OFFICE - EAST WALL
3 107 SUNROOM - EAST
5 107 SUNROOM - WEST
4 107 SUNROOM - SOUTH
2 107 SUNROOM - NORTH

INTERIOR ELEVATION GENERAL NOTES

KEYNOTE LEGEND

CASEWORK GENERAL NOTES

KEY TO CASEWORK ELEVATION

DEVELOPMENT PLAN

BOURBON BROTHERS CONCEPTS

COLORADO SPRINGS, CO

A4.12

INTERIOR ELEVATIONS

6 108 MAIN DINING - SOUTH (B)

3 108 MAIN DINING - NORTH (B)

1 108 MAIN DINING - BOOTHS LOOKING WEST

5 108 MAIN DINING - WEST

2 108 MAIN DINING - NORTH (A)

4 108 MAIN DINING - SOUTH

INTERIOR ELEVATION GENERAL NOTES

KEYNOTE LEGEND

CASEWORK GENERAL NOTES

KEY TO CASEWORK ELEVATION

DATE: 6-2-15

NO. DATE REVISIONS DESIGNATION

Architectural Innovations, LLC

Project No.: 13320

DEVELOPMENT PLAN
BOURBON BROTHERS CONCEPTS

COLORADO SPRINGS, CO

SHEET A4.13
INTERIOR ELEVATIONS

3 105 WAITING - EAST
10 125 WOMENS RESTROOM - EAST WALL
13 125 WOMENS RESTROOM - WEST WALL
8 108 FIREPLACE - SOUTH WALL
9 108 FIREPLACE - WEST WALL
12 125 WOMENS RESTROOM - SOUTH WALL
11 125 WOMENS RESTROOM - NORTH WALL
7 108 FIREPLACE - NORTH WALL
6 108 FIREPLACE - EAST WALL
5 108 MAIN DINING - LOOKING NORTH AT BOOTHS
4 106 BAR - SOUTH

NO. DATE REVISIONS DESCRIPTION

Architectural Innovations, LLC

Project No.: 13020

DEVELOPMENT PLAN
BOURBON BROTHERS CONCEPTS

COLORADO SPRINGS, CO

A4.14
INTERIOR ELEVATIONS

12 112 FOOD PREP - NORTH WALL
13 112 FOOD PREP - SOUTH WALL
9 111 KITCHEN - NORTH WALL
10 111 KITCHEN - SOUTH WALL
11 111 KITCHEN - WEST WALL
3 109 PRIVATE DINING - EAST
6 109 PRIVATE DINING - WEST
2 108 MAIN DINING - WASH ROOM WEST WALL
4 109 PRIVATE DINING - NORTH
5 109 PRIVATE DINING - SOUTH
1 108 MAIN DINING - WASH ROOM EAST WALL
8 110 EXPO - SOUTH
7 110 EXPO - NORTH

DEVELOPMENT PLAN
BOURBON BROTHERS CONCEPTS

A4.15
INTERIOR ELEVATIONS

15 124 MENS RESTROOM - WEST WALL
14 124 MENS RESTROOM - SOUTH WALL
12 124 MENS RESTROOM - EAST WALL
13 124 MENS RESTROOM - NORTH WALL
11 121 SCULLERY - SOUTH WALL
10 121 SCULLERY - NORTH WALL
9 121 SCULLERY - EAST WALL
8 120 HALL - WEST WALL
7 120 HALL - EAST WALL
6 118 STORAGE - WEST WALL
4 118 STORAGE - NORTH WALL
5 118 STORAGE - SOUTH WALL
3 113 ELECTRIC - SOUTH WALL
2 113 ELECTRIC - NORTH WALL
1 113 ELECTRIC - EAST WALL

DEVELOPMENT PLAN
BOURBON BROTHERS CONCEPTS
COLORADO SPRINGS, CO

Architectural Innovations, LLC

A4.16
INTERIOR ELEVATIONS

8 126 HALL - WEST
6 126 HALL - NORTH
5 126 HALL - EAST
7 126 HALL - SOUTH
3 123 BOURBON ROOM - SOUTH
4 123 BOURBON ROOM - WEST
2 123 BOURBON ROOM - NORTH
1 123 BOURBON ROOM - EAST

Project No. 13030

DEVELOPMENT PLAN
BOURBON BROTHERS CONCEPTS
COLORADO SPRINGS, CO

A4.17
INTERIOR ELEVATIONS

FLASHING/TRIM LEGEND
8 SOFFIT @ BOURBON ROOM ROOF
4 TOP OF BRICK ACCENT BAND
3 CORNICE @ SIDING
5 FOUNDATION @ DUMPSTER ENCLOSURE BRICK EXTERIOR
FOUNDATION @ DISTILLERY BRICK EXTERIOR
17 BOURBON ROOM BEAM AT ROOF
BOURBON SHED ROOF OVERHANG
7 KITCHEN ROOF TO BOURBON ROOM EXTERIOR WALL
2 ROOF DETAIL @ SIDING
SOFFIT @ MAIN DINING ROOF
SOFFIT @ BOURBON ROOM ROOF
6 FOUNDATION @ SIDING/ EXTERIOR SIDEWALK
1 FOUNDATION @ SIDING/ EXTERIOR GRADE

PRELIMINARY PRICING - NOT FOR CONSTRUCTION

Architectural Innovations, LLC

DEVELOPMENT PLAN
BOURBON BROTHERS CONCEPTS
COLORADO SPRINGS, CO

A5.10
WALL SECTIONS AND DETAILS

3 ROOF LADDER
2 SOFFIT @ SUNROOM
22 SILL AT SIDING
9 SOFFIT @ FRONT PORCH ROOF
4 ROOF CURB DETAIL
21 SINGLE HUNG HEAD AT SIDING
7 RAKE @ DINING ROOM UPPER ROOF
5 SECTION AT FRONT ENTRY PORCH
1 DEFLECTION JOINT
20 FOLDING WINDOW SILL AT SIDING
6 ROOF/OVERFLOW DRAIN DETAILS

DEVELOPMENT PLAN
BOURBON BROTHERS CONCEPTS

A5.11
WALL SECTIONS AND DETAILS

14 BOLLARD DETAIL

1 SOFFIT AT WOOD SLAT CLG

3 TYP. BULKHEAD DETAIL

13 ROOF HATCH

6 BOURBON ROOM SECTION-MIDDLE WALL-BOTTOM DETAIL

11 VENT TO ROOF FLASHING

10 BULKHEAD AT GYPSUM BOARD

REVISIONS

NO.	DATE	DESCRIPTION

Architectural Innovations, LLC

DEVELOPMENT PLAN

BOURBON BROTHERS CONCEPTS

COLORADO SPRINGS, CO

SHEET

A5.12

WALL SECTIONS AND DETAILS

GENERAL DOOR NOTES

[illegible]

DOOR & FRAME SCHEDULE														
DOOR NO.	DOOR SIZE		DOOR TYPE (1)	DOOR MATERIAL (2)	DOOR GLAZING (3)	FRAME TYPE (4)	FRAME MAT'L (5)	U.L. LISTING	HDWR. GROUP (6)	DETAILS			REMARKS
	WIDTH	HEIGHT								HEAD	JAMB	SILL	
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]						

WINDOW SCHEDULE						
WINDOW NO.	WINDOW SIZE		DETAILS			REMARKS
	Width	Height	HEAD	JAMB	SILL	
1	[illegible]	[illegible]				
2	[illegible]	[illegible]				
3	[illegible]	[illegible]				
4	[illegible]	[illegible]				
5	[illegible]	[illegible]				
6	[illegible]	[illegible]				
7	[illegible]	[illegible]				
8	[illegible]	[illegible]				

DOOR TYPES

DOOR FRAME TYPES

NOTE:

WINDOW TYPES

TYPE 1
TYPE 2
TYPE 3
TYPE 4
TYPE 5
TYPE 6
TYPE 7
TYPE 8

Project No.: 13030

DEVELOPMENT PLAN
BOURBON BROTHERS CONCEPTS
COLORADO SPRINGS, CO

SHEET
A6.10
DOOR AND WINDOW SCHEDULE

5 COLUMN DETAIL

4 DESK DETAIL

2 BAR SECTION

1 PASS THROUGH COUNTER

NO.	DATE	REVISIONS DESCRIPTION

DEVELOPMENT PLAN

BOURBON BROTHERS CONCEPTS

COLORADO SPRINGS, CO

SHEET A7.1

BAR AND COLUMN DETAILS

Exhibit B to Lease Agreement
Description of Final Finish items to be provided by Tenant

The following items represent a general description of the improvements to the property to be provided by the Tenant. All improvements become the property of the Landlord at the end of the lease term or upon default of the Tenant.

- Art Work
- Audio Video System
- Grease Recycle System
- Music System
- Computer system
- Phone System
- Bar Equipment
- Locks - Re-Key Property
- Kitchen Equipment
- Window Treatments
- Furniture
- Point of Sale System
- Signage - External
- Signage - Internal
- Wi-Fi / Firewall System